                                                                    EXHIBIT 99.1

                         SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4/A is true, complete and correct.

February 9, 2015

                            WP EXPEDITION CO-INVEST L.P.

                            By:  Warburg Pincus Partners, L.P., its general
                                 partner

                            By:  Warburg Pincus Partners GP LLC, its general
                                 partner

                            By:  Warburg Pincus & Co., its managing member

                            By:  /s/ Robert B. Knauss
                                 ----------------------------------------------
                                 Robert B. Knauss
                                 Partner

                            WARBURG PINCUS PARTNERS, L.P.

                            By:  Warburg Pincus Partners GP LLC, its general
                                 partner

                            By:  Warburg Pincus & Co., its managing member

                            By:  /s/ Robert B. Knauss
                                 ----------------------------------------------
                                 Robert B. Knauss
                                 Partner

                            WARBURG PINCUS PARTNERS GP LLC

                            By:  Warburg Pincus & Co., its managing member

                            By:  /s/ Robert B. Knauss
                                 ----------------------------------------------
                                 Robert B. Knauss
                                 Partner

                            WARBURG PINCUS & CO.

                            By:  /s/ Robert B. Knauss
                                 ----------------------------------------------
                                 Robert B. Knauss
                                 Partner

                            CHARLES R. KAYE

                            By:  /s/ Robert B. Knauss
                                 ----------------------------------------------
                                 Robert B. Knauss, Attorney-in-Fact*

                            JOSEPH P. LANDY

                            By:  /s/ Robert B. Knauss
                                 -----------------------------------------------
                                 Robert B. Knauss, Attorney-in-Fact*

*The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on November 26, 2013 as an
exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P.
with respect to Laredo Petroleum Holdings, Inc. (now known as Laredo Petroleum,
Inc.) and is hereby incorporated by reference.